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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     __________________________________



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  August 8, 2000



                                  EXX INC.
           (Exact name of registrant as specified in its charter)


             NEVADA              001-0654               880325271
        (State or other      (Commission File        (I.R.S. Employer
        jurisdiction of          Number)              Identification
         organization)                                   Number)



           1350 EAST FLAMINGO ROAD, SUITE 689
                   LAS VEGAS, NEVADA                    89119-5263
        (Address of principal executive offices)        (Zip Code)



    Registrant's telephone number, including area code:  (702) 598-3223


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ITEM 5. OTHER EVENTS.

   See Press Release attached as Exhibit 99.1 regarding EXX INC.'s withdrawal of its proposed exchange offer to acquire shares of common stock of Newcor, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements.  Not applicable.
             --------------------

        (b)  Pro forma financial information.  Not applicable.
             -------------------------------

        (c)  Exhibits.  See Exhibit Index.
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                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 8, 2000


                              EXX INC.



                              By:  /s/ David A. Segal
                                  --------------------------------------------
                                  Name:  David A. Segal
                                  Title: Chairman and Chief Executive Officer







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                       EXHIBIT INDEX


Exhibit No        Description
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99.1              Press Release, dated as of August 8, 2000.